SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2011

POAGE BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-172192	Being applied for
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Carter Avenue, Ashland, Kentucky	41101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                      (606) 324-7196

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On September 2, 2011, Poage Bankshares, Inc. (the “Company”), the proposed holding company for Home Federal Savings and Loan Association (the “Association”), issued a press release announcing that the Company expects that the Association’s conversion will close on Monday, September 12, 2011, and that shares of Poage Bankshares, Inc. common stock will begin trading on Tuesday, September 13, 2011, on the NASDAQ Capital Market under the symbol “PBSK.”  On August 24, 2011, the Association’s members approved the plan of conversion.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1                      Press Release dated September 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POAGE BANKSHARES, INC.
DATE: September 2, 2011	By:	/s/ Darryl E. Akers
Darryl E. Akers
Co-President, Co-Chief Executive Officer and Co- Chief Financial Officer